UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2026

GALECTIN THERAPEUTICS INC
(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240
NORCROSS, GA 30071
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	GALT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2026, the Board of Directors of Galectin Therapeutics Inc. (the “Company”) appointed Dr. Henry Brem to serve as a member of the Board of Directors, effective immediately.

Dr. Brem was not appointed pursuant to any arrangement or understanding with any other person. There are no transactions between Dr. Brem and the Company that would be reportable under Item 404(a) of Regulation S-K. At the time of his appointment, Dr. Brem will not serve on any committees of the Board of Directors.

Dr. Brem will receive compensation for his service on the Board in accordance with the Company’s standard non-employee director compensation program, which is described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission.

Dr. Henry Brem, a director since 2026, is an internationally recognized neurosurgeon-scientist and leader in translational medicine. He serves as the Henry Brem Professor of Neurosurgery at Johns Hopkins University and previously served from 2000 until 2025 as Director of the Department of Neurosurgery and Neurosurgeon-in-Chief at The Johns Hopkins Medical Institutions. He is also Co-Director of the Brain Cancer Program at the Sidney Kimmel Comprehensive Cancer Center.  Dr. Brem has helped transform neurosurgical oncology through the development of image-guided surgical techniques and localized drug delivery systems, including Gliadel® wafers for brain tumors. He has published more than 416 peer-reviewed papers, holds multiple patents, and has been continuously funded by the NIH for over four decades. He is a member of the National Academy of Medicine and has received numerous honors recognizing his contributions to clinical excellence and translational research.  Dr. Brem has served as director for multiple private and public companies.  The Board believes that Dr. Brem’s extensive medical, management, director, and leadership experience make him highly qualified to serve as a member of our Board.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

Date: March 17, 2026	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer